EX-32
   SECTION 1350 CERTIFICATION OF JOHN FLEMING AND ARTHUR DE JOYA

                          SECTION 1350 CERTIFICATION

In connection with the quarterly report of GameZnFlix, Inc. ("Company") on Form 10-QSB for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 14, 2007                    By: /s/  John Fleming
                                       John Fleming,
                                       Chief Executive Officer


Dated: May 14, 2007                    By: /s/  Arthur DeJoya
                                       Arthur DeJoya,
                                       Chief Financial Officer